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EXHIBIT 10.5

BROOKFIELD HOMES CORPORATION

STOCK OPTION PLAN

SECTION 1. GENERAL PROVISION

1.1  Purpose

  The purpose of the Stock Option Plan (the "Plan") of Brookfield Homes Corporation (herein called the "Corporation") is to advance the interests of the Corporation by (i) providing Eligible Persons with additional incentive; (ii) encouraging stock ownership by such Eligible Persons; (iii) increasing their proprietary interest in the success of the Corporation; (iv) encouraging them to remain with the Corporation or its Subsidiaries; and (v) attracting new employees, officers and directors.

1.2  Administration

  (a)
  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Corporation, or a sub-committee thereof (the "Committee").

  (b)
  Subject to the limitations of the Plan, the Committee shall have the authority: (i) to grant Options to acquire shares of common stock of the Corporation (the "Common Shares") to Eligible Persons; (ii) to determine the terms, limitations, restrictions and conditions upon such grants; (iii) to interpret the Plan and to adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Plan as it shall from time to time deem advisable; and (iv) to make all other determinations and to take all other actions in connection with the implementation and administration of the Plan as it may deem necessary or advisable. The Committee's guidelines, rules, regulations, interpretations and determinations shall be conclusive and binding upon the Corporation and all other persons.

  (c)
  No Option shall be granted under the Plan unless recommended by the Committee.

1.3  Interpretation

        For the purposes of the Plan, the following terms shall have the following meanings:

  (a)
  "Code" means the Internal Revenue Code of 1986, as amended;

  (b)
  "Eligible Person" means a director, officer or employee of, or a consultant or any other person providing services to, the Corporation or of any Subsidiary;

  (c)
  "Fair Market Value" means the last sale price regular way for Common Shares on the date of reference on the New York Stock Exchange, or, in case no sale takes place on such date or if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as determined by any other appropriate method selected by the Committee.

  (d)
  "Option" means an option to acquire Common Shares granted under the Plan;

  (e)
  "Participant" means an Eligible Person to whom Options have been granted;

  (f)
  "Subsidiary" means any company that is a subsidiary of the Corporation as defined in section 424(f) of the Code;

  (g)
  "Underlying Share" means a Common Share issuable upon the exercise of an Option; and

  (h)
  "Year" with respect to any Option granted under the Plan means the period of 12 months commencing on the date of the granting of such Option or on any anniversary thereof.

  Words importing the singular number only shall include the plural and vice versa and words importing the masculine shall include the feminine.

  The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the State of Delaware.

1.4  Shares Reserved

  (a)
  All shares of the Corporation issued under the Plan shall be Common Shares in the capital stock of the Corporation. Options may be granted in respect of authorized and unissued Common Shares.

    The maximum number of Common Shares which may be reserved for issuance under the Plan shall be 2,000,000 Common Shares, which number is subject to adjustment in accordance with the provisions of the Plan.

    The aggregate number of Common Shares with respect to which Options may be granted to any one person (together with their associates) under this Plan, together with all other incentive plans of the Corporation (i) in any one year period shall not exceed 500,000 Common Shares, and (ii) in total shall not exceed 5% of the total number of common shares outstanding.

    Any Common Shares subject to an Option that for any reason expires without having been exercised, shall again be available for grants under the Plan. No fractional shares shall be issued, and the Committee may determine the manner in which fractional share value shall be treated.

  In the event of any change in the outstanding Common Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or other corporate change, or in the event of any issue of rights pursuant to a shareholder rights plan or other similar plan, the Committee shall make, subject to the prior approval of any relevant stock exchange, appropriate substitution or adjustment in (i) the number or kind of shares or other securities reserved for issuance pursuant to the Plan; and (ii) the number and kind of shares subject to unexercised Options theretofore granted and in the Exercise Price of such Options; provided, however, that no substitution or adjustment shall obligate the Corporation to issue or sell fractional shares. In the event of the reorganization of the Corporation or the amalgamation, merger or consolidation of the Corporation with another corporation, or the payment of a special or extraordinary dividend, the Committee may make such provision for the protection of the rights of Participants as the Committee in its discretion deems appropriate.

1.5  Non-Exclusivity

  Nothing contained herein shall prevent the Corporation from adopting other or additional compensation arrangements, subject to any required approval.

1.6  Amendment and Termination

  No Option shall be granted hereunder after July 31, 2012; provided, however, that the Board of Directors may at any time prior to that date amend, suspend or terminate the Plan or any portion thereof. No such amendments, suspension or termination shall alter or impair any Options or any rights pursuant thereto granted previously to any Participant without the consent of such Participant. In the event of termination of the Plan, the provisions of the Plan and any administrative guidelines, and other rules and regulations adopted by the Committee and in force at the time of the Plan termination shall continue in effect during such time as an Option or any rights pursuant thereto remain outstanding.

1.7  Compliance with Legislation

  The Committee may postpone the exercise of any Option or the issue of any Underlying Shares pursuant to the Plan for such time as the Committee in its discretion may deem necessary in order to permit the Corporation to effect or maintain registration of the Plan or the Common Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that such shares and the Plan are exempt from such registration. The Corporation shall not be obligated by any provision of the Plan or grant thereunder to sell or issue Common Shares in violation of the law of any government having jurisdiction therein. In addition, the Corporation shall have no obligation to issue any Common Shares pursuant to the

  Plan unless such Common Shares shall have been duly listed, upon official notice of issuance, with a stock exchange on which such Common Shares are listed for trading.

1.8  Acceleration of Exercisability of Options Upon Occurrence of Certain Events.

  The Committee may, in its discretion, provide in the case of any Option granted under the Plan that, in connection with any merger or consolidation which results in the holders of the outstanding voting securities of the Corporation (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Corporation, such Option shall become exercisable in full or part, notwithstanding any other provision of the Plan or of any outstanding Options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The foregoing sentence shall apply to any outstanding Options which are incentive stock options to the extent permitted by Section 422(d) of the Code and any outstanding Options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence.

SECTION 2. OPTIONS

2.1  Grants

  Subject to the provisions of the Plan, the Committee shall have the authority to determine the limitations, restrictions and conditions, if any, in addition to those set forth in Section 2.3 hereof, applicable to the exercise of an Option, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of the Underlying Shares, and the nature of the events, if any, and the duration of the period in which any Participant's rights in respect of the Underlying Shares may be forfeited. An Eligible Person may receive Options on more than one occasion under the Plan and may receive separate Options on any one occasion.

2.2  Option Exercise Price

  The Committee shall establish the exercise price ("Exercise Price") of each Option at the time such Option is granted, which shall not be less than the Fair Market Value of a Common Share on the date of grant of such Option.

        The Exercise Price shall be subject to adjustment in accordance with the provisions of Section 1.4(b) hereof.

2.3  Exercise of Options

  (a)
  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, or other property, or any combination thereof, having a value on the exercise date equal to the relevant Exercise Price) in which payment of the Exercise Price may be made or deemed to have been made. The Committee may provide for the receipt, without payment by the Participant, of an amount per Option (the "Growth Amount") equal to the difference between the Exercise Price of the Option and the Fair Market Value of the Common Shares, which Growth Amount, at the election of the Participant, will be payable either in cash or by the issuance by the Corporation to the Participant of that number of Common Shares calculated by dividing the Growth Amount by the Fair Market Value of a Common Share.

  (b)
  Options shall not be exercisable later than 10 years after the date of grant.

  (c)
  The Committee may determine when any Option shall become exercisable and may determine that the Option shall be exercisable in installments.

  (d)
  Except as otherwise determined by the Committee: (i) in the event that a Participant ceases to be an Eligible Person for any reason other than death, retirement or disability, each of the Options held by the Participants shall cease to be exercisable after the date of termination of employment; (ii) in the event of termination of employment or ceasing to be a director as a result of retirement, all of the Participant's Options shall continue in force notwithstanding the termination of his employment or ceasing to be a director; and (iii) in the event of death, the legal representatives of a Participant may exercise the Participant's Options within six months after the date of the Participant's death to the extent such Options were by their terms exercisable prior to his death or within the period of six months following his death; but for greater certainty no Option shall be exercisable after its stated termination date. In the event that the legal representatives of a Participant who has died exercises the Participant's Option in accordance with the terms of the Plan, the Corporation shall have no obligation to issue the Common Shares until evidence satisfactory to the Corporation has been provided by such legal representatives that such legal representatives are entitled to acquire the Common Shares under the Plan.

  (e)
  Except as provided in this Section 2.3(e), during the lifetime of a Participant, Options held by such Participant shall be exercisable only by him and no Option shall be transferable other than by will or the laws of descent and distribution. The Committee may, in its discretion, provide that Options held by a Participant, other than incentive stock options, may be transferred to or for the benefit of a member of his immediate family. For purposes hereof, the term "immediate family" shall mean a Participant's spouse and children (both natural and adoptive), and the direct lineal descendants of his children.

  (f)
  Each Option shall be confirmed by an agreement (an "Option Agreement") executed by the Corporation and by the Participant.

  (g)
  If, as and when any Common Shares have been duly issued upon the exercise of an Option and in accordance with the terms of such Option and the Plan, such Underlying Shares shall be conclusively deemed allotted as fully paid and non-assessable shares of the Corporation.

  (h)
  Options may not be exercised for fewer than 100 Common Shares at any one time, unless the Participant holds Options for less than 100 Underlying Shares.

SECTION 3. APPROVAL

3.1  Approval

  The Plan was approved by the Board of Directors on November    , 2002, and by the stockholders of the Corporation on November    , 2002.

SECTION 4. MISCELLANEOUS

4.1  Additional Provisions Applicable to Incentive Stock Options

  The Committee may, in its discretion, grant Options under the Plan to Eligible Persons which constitute "incentive stock options" within the meaning of Section 422 of the Code; provided, however, that (a) the aggregate Fair Market Value of the Common Shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year shall not exceed the limitation set forth in Section 422(d) of the Code; and (b) if the Participant owns on the date of grant securities possessing more than 10% of the total combined voting power of all classes of securities of the Corporation or of any parent or subsidiary of the Corporation, the price per share shall not be less than 110% of the Fair Market Value per share on the date of grant and the period of exercise shall not be longer than five years from the date of grant.

4.2  Withholding

  It shall be a condition to the obligation of the Corporation to issue Common Shares upon exercise of an Option that the Participant (or any beneficiary, transferee or person entitled to act under Sections 2.3(d) or 2.3(e) hereof) pay to the Corporation, upon its demand, such amount as may be requested by the Corporation for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Corporation may refuse to issue such Common Shares.

4.3  Issuance of Certificates; Legends

  Common Shares duly acquired under the terms of an Option shall be registered in the name of the Participant and a share certificate representing the number of such Common Shares shall be issued in the name of the Participant, his or her legal representatives or as he, she or they may direct. The Corporation may endorse such legend or legends upon the certificates for Common Shares issued upon the exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its absolute discretion, it determines to be necessary or appropriate.

4.4  Correction of Defects, Omissions, and Inconsistencies

  The Committee may correct any defect, supply any omission, or reconcile any inconsistency in this Plan in the manner and to the extent it shall deem desirable to carry this Plan into effect.

4.5  Other Actions

  Nothing contained in this Plan shall be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including but not by way of limitation, the right of the Corporation to grant or assume Options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

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  EXHIBIT 10.5
BROOKFIELD HOMES CORPORATION STOCK OPTION PLAN